UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2026
ARES REAL ESTATE INCOME TRUST INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, CO	80202

(Address of Principal Executive Offices)	(Zip Code)
(303) 228-2200
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01     Entry into a Material Definitive Agreement.
Amended and Restated Advisory Agreement (2026)

Renewal of Advisory Agreement

Ares Real Estate Income Trust Inc. (the “Company”), AREIT Operating Partnership LP, the Company’s operating partnership (the “Operating Partnership”), and Ares Commercial Real Estate Management LLC, the Company’s advisor (the “Advisor”), previously entered into that certain Amended and Restated Advisory Agreement (2025), dated as of April 30, 2025 (the “2025 Advisory Agreement”). The term of the 2025 Advisory Agreement continued through April 30, 2026, subject to renewal for an unlimited number of one-year periods. The Company, the Operating Partnership and the Advisor renewed the 2025 Advisory Agreement on substantially the same terms through April 30, 2027, by entering into the Amended and Restated Advisory Agreement (2026) (the “2026 Advisory Agreement”), effective as of April 30, 2026. In addition, the 2026 Advisory Agreement reflects certain immaterial amendments to clarify the description of certain services that will continue to be provided by the Advisor or its affiliates in connection with private placements of securities by the Company and its subsidiaries.

The foregoing description is qualified in its entirety by reference to the full text of the 2026 Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02     Unregistered Sales of Equity Securities.
On May 1, 2026, the Company issued the following shares in transactions exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Regulation D.

The following table details the shares issued and gross proceeds:

	Number of
	Shares Issued	Gross Proceeds
Class S-PR Shares (1)(2)	2,122,979	$17,383,452
Class I-PR Shares (1)	3,274,049	$26,672,693
_________________________
(1)Number of shares issued and gross proceeds include activity from shares issued pursuant to our distribution reinvestment plan.
(2)Gross proceeds for Class S-PR shares include upfront selling commissions and dealer manager fees, in aggregate, of $88,176.

Item 9.01     Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
10.1*
Amended and Restated Advisory Agreement (2026), dated as of April 30, 2026, by and among Ares Real Estate Income Trust Inc., AREIT Operating Partnership LP and Ares Commercial Real Estate Management LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
____________________________________________
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ares Real Estate Income Trust Inc.
May 6, 2026
	By:	/s/ TAYLOR M. PAUL
Taylor M. Paul Managing Director, Chief Financial Officer and Treasurer